SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 26, 2004


                                TRIBEWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28675
                            (Commission File Number)

          DELAWARE                                               94-3370795
(State or other jurisdiction                                  (I.R.S. Employer
 of incorporation)                                           Identification No.)


                                988 MARKET STREET
                             SAN FRANCISCO, CA 94102
             (Address of principal executive offices, with zip code)

                          (415) 674--5555 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On May 26, 2004, Tribeworks, Inc. (the "Company") filed an amendment to its Certificate of Incorporation to cause a reverse stock split at a ratio of one-for-four to become effective as of the opening of trading on June 4, 2004. At this time, the Company's ticker symbol will change from TRWX to TRBW. This stock split had been previously authorized by the Company's stockholders at an Annual Meeting of Stockholders on May 17, 2004.

On May 27, 2004, the Company issued a press release regarding the reverse stock split. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (C)  EXHIBITS

         99.1   Press Release of Tribeworks, Inc. dated May 27, 2004









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TRIBEWORKS, INC.


Dated: May 27, 2004             By:    /s/ DUNCAN KENNEDY
                                       _________________________________________
                                           Duncan Kennedy
                                           President and Chief Executive Officer